JACOBS ENGINEERING GROUP INC.
POWER OF ATTORNEY FOR EXECUTING FORMS 3, 4 AND 5

      Know all by these present, that the undersigned,
hereby constitutes and appoints each of Kevin Berryman
and Justin Johnson, signing singly, the undersigneds
true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned,
in the undersigneds capacity as an officer and/or
director of Jacobs Engineering Group Inc.
(the Company), Form 3, 4 and 5 in accordance with
Section 16(a) of the Securities
Exchange Act  of 1934 and the rules thereunder;
and any other forms or reports the undersigned
may be required to file in connection with the
undersigneds ownership, acquisition or disposition
of securities of the Company.

2. do and perform any and all acts for and
on behalf of the undersigned which may
be necessary or desirable to complete, execute and
file an y such Form 3, 4, and 5, or other form
or report, and timely file such forms with the
Securities and  Exchange Commission and any
stock exchange or similar authority; and

3. take any other action of any type
whatsoever in connection with the foregoing
which, in the opinion of the attorney-in-fact,
may be of benefit to, in the best interest of,
or legally required by, the undersigned, it
being understood that the documents executed
by the attorney-in-fact on my behalf pursuant to
this Power of Attorney shall be in such form and
shall contain such information,
terms and conditions as such attorney-in-fact
may authorize or approve in such attorney-in-facts
discretion.

      The undersigned hereby grants to each such
the attorney-in-fact full power and authority to do
and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as
the undersigned might or could do if personally
present, with full power of substitution or
revocation, hereby ratifying and confirming
all that the attorney-in-fact, or the
attorney-in-fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue
of this Power of Attorney and the rights and
powers herein granted.  The undersigned hereby
acknowledge that the foregoing
attorney-in-fact, in serving in such capacity
at the request of the undersigned, is not
assuming any of my responsibilities to comply
with Section 16 of the Securities Exchange
Act of 1934.

      This Power of Attorney shall remain in
full force and effect until the undersigned is
no longer required to file Forms 3, 4, and 5
with respect to the undersigneds holdings of
and transactions in securities issued by the
Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorney-in-fact.

      IN WITNESS WHEREOF, I hereby cause this
Power of Attorney to be executed as of this
2nd day of November 2021.

/s/Priya Abani
Priya Abani
Director